Exhibit 10.40


            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION



                      PATENT AND KNOW HOW LICENSE AGREEMENT


THIS AGREEMENT, ("Agreement") is made and entered into as of the 14th day of June, 2002 (the "Commencement Date") by and between Nortec Development Associates, Inc. a corporation organized and existing under the laws of the State of New Jersey, with office at 100 Spear Road, Ramsey, NJ 07446-1288 (hereinafter referred to as "NORTEC"), and Par Pharmaceuticals, Inc., a company organized and existing under the laws of the State of New York and having an address at One Ram Ridge Road, Spring Valley, NY 10977 (hereinafter referred to as "PAR").

WITNESSETH:

WHEREAS, NORTEC owns directly or through Affiliates, particularly its parent organization Glatt GmbH., Patent Rights and Know-How, that are applicable to the manufacture of pharmaceutical formulations of ***********, as that terms are hereinafter defined;

WHEREAS, PAR wishes to undertake a program to register and commercialize the Product in the Territory including the stability and clinical studies necessary to commercialize the Product in the Territory (as those terms are hereinafter defined);

WHEREAS, PAR wishes to take an exclusive license to use and sell NORTEC'S sustained release *********** product in the Territory under the Patent Rights and using the Know-How and to further cooperate with NORTEC in the development and registration of the Product by the FDA and equivalent agencies in the Territory;

WHEREAS, NORTEC has indicated its willingness to grant a license and other rights to Par on the terms and subject to conditions set forth in this Agreement and to manufacture and supply to PAR its requirements of *********** for sale in the Territory;

NOW THEREFORE, in consideration of the foregoing premises, which are hereby incorporated in and made a part of the terms and conditions of this Agreement, and in consideration of the mutual covenants recited hereinafter, NORTEC and PAR agree as follows:


ARTICLE 1 - DEFINITIONS

As used in this Agreement, each term which is used in the form listed below shall have the meaning which is given after it.

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION


1.1 "DMF" shall mean Drug Master File as maintained with the FDA or an equivalent organization in the Territory.

1.2   "FDA" shall mean the United States Food and Drug Administration.

1.3 "Know-How" shall mean any idea, invention, information, data and other know-how, relating to *********** whether or not patentable, except that which is otherwise included in the Patent Rights, which are owned by or to which NORTEC has rights to or develops or possesses on or after the Commencement Date of this Agreement and which are necessary or useful in the evaluation, development, registration, manufacture, use or sale of the Product, including, but not limited to, the following:

      (a) copies of all papers relating to patents applied for in the Territory in which patent protection which relate in any way to the Product;

      (b) all data and/or information regarding the procedures for manufacturing Product,

      (c) all data and/or information, including summaries and completed case reporting forms, concerning the testing, manufacture, pharmacology and clinical use of Product.

1.4 "Affiliate" shall be understood to include any corporation, association or other organization, which directly or indirectly controls, is controlled by, or is under common control with the party in question. As used herein, the term control means control with possession of the power to direct, or cause the direction of a corporation or other entity.

1.5 "Net Sales" shall mean the amounts invoiced in the first bona fide arm's-length sales to independent unaffiliated third parties by PAR and any affiliate or designee of PAR, less the following deductions in each case to the extent related specifically to the Product: (i) any sales, use or excise taxes included in such amount, (ii) discounts allowed and taken,
      (iii) amounts refunded or credited by reason of returns, allowances for retroactive price adjustments, or payments made by PAR to independent unaffiliated third parties as part of rebate arrangements, (iv) charges for freight, handling and transportation separately itemized on the invoice; and (v) charge-back rebates and state or federal Medicare or Medicaid rebates. In the event that Product is sold to a customer at a discount which exceeds the discounts afforded such customer for other PAR pharmaceutical products, the Net Sales to such customer shall be deemed to be the average undiscounted Net Sales of the Product to all customers for the period in question discounted to a level consistent with the average discount afforded to such customer on other pharmaceutical products.

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

1.6 "Net Price" shall mean the price at which PAR sells Products to unaffiliated third parties in the Territory which, for the purpose of this Agreement shall be defined as that price for each tablet dosage strength of the Product, calculated monthly, which corresponds to the total Net Sales for said quarter divided by the number of tablets sold to generate such Net Sales.

1.7 "Patent Rights" means (i) the claims of pending patent applications and issued patents, if any, in the Territory, listed, as of the Commencement Date, in Exhibit A attached hereto and made a part hereof; (ii) claims of any patent applications or issued patents in the Territory filed or issued during the term of this Agreement owned, controlled or licensed with right of sublicense by NORTEC which relate to any composition, process, or methods of use or ***********, and (iii) and reissues, extensions, continuations, continuations-in-part or divisions of which are hereafter granted in the Territory. Exhibit A lists the relevant patents and patent applications of NORTEC or patents or patent applications under which NORTEC has rights as of the Commencement Date and shall be updated periodically by NORTEC to reflect the current status of the Patent Rights.

1.8 "Territory" shall mean the United States of America, including its territories and possessions, and the Commonwealth of Puerto Rico.

1.9 "Product" shall mean any and all bulk or finished pharmaceutical products in solid oral dosage form which are developed or manufactured using the Patent Rights or Know How that contain sustained-release *********** as the active pharmaceutical ingredient and are intended to be bioequivalent to ******* **.

1.10 "Bulk Product" shall mean the Product developed under this Agreement in an oral solid dosage form, bulk packaged for intermediate use in bulk containers which will subsequently be packaged in its final packaging form by PAR for PAR's analytical stability studies and pilot and pivotal bio equivalency studies.

ARTICLE 2 - GRANT OF LICENSE

2.1   GRANT

      Subject to the terms and conditions of this Agreement, NORTEC hereby grants to PAR and PAR hereby accepts, an exclusive license, without the right to grant any sublicense, under the Patent Rights and the Know-How to use and sell Product in the Territory. No license is granted for any other product than sustained release *********** which is bio-equivalent to
      ******* **.

2.2   DISCLOSURE OF KNOW-HOW

      Within 14 days after the Commencement Date, NORTEC will disclose, subject to the confidentiality provisions of Article 5, to PAR, to the extent necessary for PAR to describe the manufacture of Product in connection

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

      with any ANDA or equivalent document, all existing Know-How not previously disclosed to PAR. Thereafter, NORTEC shall promptly identify and disclose to PAR to the extent PAR requests disclosure, any new or additional Know-How which comes into NORTEC'S or its Affiliates' possession or control. NORTEC shall provide to PAR, at no additional cost to PAR, assistance that NORTEC deems necessary for PAR to describe the manufacture of Product under this Agreement.

2.3   DEVELOPMENT & CLINICAL SUPPLIES MANUFACTURING COOPERATION

      PAR shall supply to NORTEC all API (Active Pharmaceutical Ingredient) and inactive raw material ingredients reasonably required for NORTEC's development of the Product and for NORTEC's manufacture of bulk Product for PAR's pilot and pivotal bio equivalency studies ("Clinical Supplies Manufacturing") under this Agreement. PAR shall use reasonable commercial efforts to provide in a timely manner all analytical testing services required to support NORTEC's development and Clinical Supplies Manufacturing activities under this Agreement. Nortec will notify PAR in writing of its requirement for materials which will be furnished in a timely manner. Nortec will not charge any additional fee for manufacturing bulk Product for the pilot and pivotal biostudies, other than the license fee payments and royalties described in Article 3.

2.4   ANDA COOPERATION

      NORTEC shall provide all documents and information in its possession that are reasonably required by PAR to support PAR's filing and prosecution of an ANDA or other application with the FDA to register the Product. The application shall be owned by PAR and submitted in its name, and PAR shall have final authority with respect to all decisions concerning the content, compilation, prosecution, amendment or supplementation of the ANDA. NORTEC will not be obligated to carry out any analytical, stability or clinical studies in connection with its duty to provide information to PAR that NORTEC has in its possession.

      NORTEC shall have a right of consultation with respect to the preparation of the Product ANDA for FDA filing, and agrees to exercise diligent efforts to assist PAR in the review and compilation of reports to be included in the ANDA application.


ARTICLE 3 - LICENSE FEES & ROYALTIES

3.1   LICENSE FEE PAYMENTS

      In partial consideration of the grant of licenses under the Patent Rights with respect to issued patents and patent applications included in the Patent Rights existing on the Commencement Date and the Know-How, PAR

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

      shall make the following payments to NORTEC at the following times, except to the extent it has given notice of Agreement termination as provided herein prior to any payment due date. In no event shall any of the following payments be made more than one time regardless of the numbers of Product which are commercialized hereunder:

      (a) $125,000   non-refundable  payment  on  the  Effective  Date  of  this
          Agreement.

      (b) $375,000 due upon NORTEC submitting to PAR the formulation and physical specifications of immediate release core *********** beads produced during NORTEC's first immediate release core bead trial campaign. PAR may, at its sole option, elect to terminate this Agreement in accordance with the provisions defined in Article 4 herein any time prior to NORTEC's submission of the immediate release core *********** bead data described in this Article 3.1(b). NORTEC shall not submit to PAR the data described in this Article 3.1(b) prior to July 1, 2002.

      (c) $400,000 due upon a successful pivotal biostudy that demonstrates bio equivalence to the branded sustained release solid dosage *********** Product and demonstration of stability of the Product under 90 day accelerated stability conditions.

      (d) $600,000 due on the day of first commercial sale of the developed Product.

3.2   ROYALTY PAYMENTS

      In addition to the license fee payments outlined in Article 3.1, PAR shall pay a royalty to NORTEC on Net Sales of the Product developed under this Agreement based upon the following Royalty Payment Schedule outlined in this Article 3.2. The royalty payments shall be paid to NORTEC on a quarterly basis for such time as PAR continues to offer the Product developed under this Agreement for commercial sale in the Territory. In the event that a total of two (2) generic sustained release *********** products, bioequivalent to ******* **, are approved by the FDA and have been launched for commercial sale (excluding any generic sustained release *********** products, bioequivalent to ******* **, a.) that are manufactured marketed and/or distributed by the company, or any affiliates or designees of the company, owning the rights to the ******* ** product, and; (b) with an AWP (Average Wholesale Price) equal to or greater than ** % of the AWP of ******* **), then the royalty payments pursuant to this
      Article 3.2 will be capped at ** % of PAR's Gross Profit on the Product developed under this Agreement. AWP shall be based on the data published in the most recent issue of Price Alert(TM). "Gross Profit" shall mean PAR's Net Sales of the Product minus PAR's Cost of Goods to manufacture and package the Product. "Cost of Goods" shall mean: a.) NORTEC's transfer price to PAR to supply the Product to PAR under the Supply Agreement outlined in Article 9.1, plus; b.) PAR's direct out-of-pocket costs for

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

      all packaging raw materials needed to package the Product for commercial sale, plus; c.) ** % of a.) and b.) above in respect of PAR's cost of direct labor for packaging, quality assurance, quality control, release of the Product, administrative costs and overhead, plus; d.) PAR's direct out-of-pocket costs for all active pharmaceutical and excipient raw material ingredients contained in the un-packaged Product. In no event shall the Gross Profit computation and royalty cap outlined in this
      Article 3.2 cause the minimum royalty payable to NORTEC to be lower than ** % of the royalty amounts listed in the Royalty Payment Schedule for each market share level as outlined in this Article 3.2.

      ROYALTY PAYMENT SCHEDULE:

                    ------------------------------------------------------
                                         PAR's MARKET SHARE (MS) OF THE
                      ROYALTY AMOUNT      TOTAL SUSTAINED RELEASE SOLID
                     (% Of NET SALES)       DOSAGE *********** MARKET
                    ------------------------------------------------------
                           ** %                     MS > ** %
                                                       -
                    ------------------------------------------------------
                           ** %                  ** %> MS > ** %
                                                          -
                    ------------------------------------------------------
                           ** %                  ** %> MS > ** %
                                                          -
                    ------------------------------------------------------
                            * %                  ** %> MS > ** %
                                                          -
                    ------------------------------------------------------
                            * %                     MS < ** %
                    ------------------------------------------------------

      Market share shall be based on the total sales reported for *********** controlled release products which are bioequivalent to ******* ** as reported by IMS at the end of each calendar year. If no patent is granted by the USPTO based on the pending patent applications, the royalty rate will continue for the life of the Agreement.

ARTICLE 4 - TERM AND TERMINATION

4.1.  TERM

      The Agreement shall become effective on the Commencement Date and unless terminated earlier by one of the parties hereto in accordance with its terms, shall continue for as long as PAR markets the Product. If, after three years from the date of the launch of the Product, the Net Sales fall below ** % market share of the total generic sustained release solid dosage *********** market, the license to PAR will become non-exclusive and NORTEC will have the right to grant additional non-exclusive licenses to third-parties under such terms and conditions that NORTEC deems appropriate.

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

4.2.  TERMINATION

      Notwithstanding  the  foregoing,  and  subject to Section  4.3.  of this
      Article:

      (a) A party to the  Agreement  may  terminate  the license  granted  under
          Article 2 if the other party commits a material breach of any of the material terms of the Agreement and does not remedy such breach within ninety (90) days after receipt of a notice demanding that any such breach be remedied, or if ninety (90) days is an inadequate cure period, such longer period as necessary, provided the breaching party continues to act with reasonable diligence to cure the breach and the breach is capable of cure;

      (b) In the event that PAR in good faith determines that it is no longer economically viable to pursue the development, registration or sale of the Product in the Territory, then PAR may terminate this agreement. In the event that PAR exercises this right, then PAR shall use reasonable commercial efforts to transfer to NORTEC all rights, contracts, data and information associated with the Product including all rights under any unapproved or approved ANDA. Upon such termination, PAR shall allow NORTEC, without any fee, access to any trademark PAR may have selected as a brand trademark for Product. Notwithstanding the foregoing, in subsequent promotion of Product, NORTEC may utilize in such promotion efforts previously published material such as for example clinical results and studies that reference PAR'S trademark for the Product. The right to use the trademark does not include the right to use PAR'S name or any other trademark of PAR.

4.3   RIGHTS UPON TERMINATION

      Termination of this Agreement or a portion thereof for any reason shall be without prejudice to:

      (a) NORTEC's right to receive payments that are unpaid under this Agreement as of the date the Agreement is terminated, including but not limited to payment for Product delivered to PAR and work in progress under firm purchase orders of PAR.

4.4   SALE OF INVENTORY

      Upon termination of this Agreement, PAR will have the right to sell or otherwise dispose of any inventory on hand.

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

ARTICLE 5 - CONFIDENTIALITY

5.1   CONFIDENTIALITY OBLIGATIONS

      Each party hereto shall hold in confidence all confidential and other proprietary information of the other party disclosed to the receiving party and relating to this Agreement, except for information:

      (a) Which is or becomes public knowledge (through no fault of the receiving party), or

      (b) Which is made available to the receiving party by an independent third party, or

      (c) Which is already in the receiving party's possession at the time of receipt from the disclosing party (and such prior possession can be properly demonstrated), or

      (d) Which is required by law to be disclosed, or

      (e) Which becomes publicly known as a result of required disclosures made to or as a result of FDA regulations under which the Product is approved for sale in the Territory. If in connections with studies which are carried out to obtain FDA approval it is necessary to disclose confidential information under this Agreement, the disclosing party will make diligent efforts to bind the receiving party to customary confidentiality and use restrictions.



ARTICLE 6 - REPRESENTATIONS AND WARRANTIES, INDEMNITIES AND LIMITATIONS OF LIABILITY

6.1   OWNERSHIP AND LEGAL AUTHORITY

      NORTEC represents and warrants that it is the owner of or has contractual rights to all of the Patent Rights and Know-how licensed to PAR hereunder, and that it has the legal power, authority and right to grant the licenses set forth in Section 2.1, and to perform its obligations under this Agreement.

6.2   NO THIRD PARTY INFRINGEMENT

      NORTEC represents and warrants that it has no knowledge of any claim or allegation, or any basis therefore, of misuse of any third party's confidential or proprietary information with regard to use of Patent Rights or Know-How licensed by NORTEC to PAR hereunder.

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

6.3   NO INFRINGEMENT OF THIRD PARTY PATENTS

      NORTEC does not represent or warrant as of the date hereof that the manufacture, use and sale of Product solely because of the use of the Know-How or Patent Rights will present any question of infringement of any adversely held patent in the Territory.

6.4   NO THIRD PARTY OPTIONS OR RIGHTS

      NORTEC represents and warrants that neither it nor its Affiliates have granted any effective options(s) or license(s) to any third person or entity under any of Patent Rights or Know-How with respect to the manufacture, use or sale of Product within the Territory.

6.5   PRODUCT WARRANTIES

      NORTEC represents and warrants that all Product which it supplies to PAR hereunder:

          (i) shall have been manufactured in accord with all applicable laws and regulations governing the production and supply thereof and all regulations and requirements of the FDA including the then current Good Manufacturing Practice (CGMP) Regulations, which apply to the production and supply of such Product;

          (ii) shall, at the time of delivery to PAR, meet the specifications set forth for the Product by mutual agreement of NORTEC and PAR (which specifications may be amended only by mutual written consent of the parties hereto) and shall be merchantable and fit for its intended use;

          (iii) shall meet such written acceptance tests and requirements, including without limitation, providing samples, provided such tests are reasonable and customary in the United States pharmaceutical industry;

          (iv) shall not be adulterated or misbranded as defined by the Federal Food, Drug and Cosmetic Act and regulations thereunder (the "Act") or any foreign equivalent thereof in any country of manufacture; and

          (v) shall not be an article which may not be introduced into interstate commerce under the applicable provisions of the Act.

6.6   PAR'S WARRANTIES

      PAR warrants to NORTEC that PAR will exercise due care regarding the *********** formulation, including but not limited to the design of biostudies, the selection of qualified test facilities, funding and review of final reports from the qualified test facilities carrying out and

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

      evaluating the bioequivalency of the *********** formulation, the storage of the *********** product, the labeling of the *********** product, the packaging of the *********** product and/or the shipment of the
      *********** product, the selection and use of trademarks on the *********** product.

      Prior to filing of the ANDA, PAR will have a study carried out at PAR's expense for the purpose of determining if there are any unexpired patents in the Territory that would be infringed as a result of the manufacture, use or sale of the Product. PAR will disclose the results of all such studies to Nortec.



6.7   LIMITATION OF LIABILITY

      Neither party shall have any liability to the other party under or with respect to this Agreement or otherwise at law or equity under or with respect to this Agreement for any indirect, incidental or consequential damages, including, without limitation, lost profits. It is the intention of the parties that any liabilities of one party to the other arising from performance or lack of performance under this Agreement shall be limited to direct damages as customarily defined.

6.8   INDEMNITIES BY PAR

      PAR agrees to indemnify and hold harmless NORTEC and its Affiliates and their respective employees, agents, officers and directors from and against any costs, claims, judgments, expenses (including reasonable attorney fees), damages and awards (but not incidental, indirect or consequential damages) arising out of or resulting from its acts or omissions and which result from a breach of its warranties set forth in this Article, or from PAR's breach of any of the terms and conditions of this Agreement. PAR will provide NORTEC and periodically update upon NORTEC's request a certificate of insurance for product liability coverage in the minimum amount of $ ******** which it agrees to maintain for the Territory during the term of this Agreement and will undertake to obtain an endorsement of any and all insurance policies for the benefit of NORTEC as NORTEC's interest may appear.

      PAR further agrees to defend, indemnify and hold NORTEC and its Affiliates harmless for any loss (including reasonable attorneys' fees) arising out of a claim alleging infringement of any patent. In any such action, PAR shall undertake the defense of such claims, and shall control the defense of the action and the prosecution of any relevant counterclaims.
      Notwithstanding the foregoing, PAR shall not agree to settle any such action on terms that are materially prejudicial to any right or claim of NORTEC in the Product, the Patents, or the Know-How without the consent of NORTEC, which consent shall not be withheld or delayed unreasonably.

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

      NORTEC agrees to cooperate with PAR in the defense of such claims, including, without limitation, agreeing to timely supply such witnesses, documents and other information as is necessary to fulfill the PAR's obligations concerning discovery in the action.

6.9   Each party agrees to give the other prompt  written  notice  within thirty
      (30) days of any claims made, including any claims asserted or made by any governmental authority having jurisdiction, for which the other might be liable under the foregoing indemnifications, together with the opportunity to defend, negotiate and settle such claims and will provide reasonable assistance to such other party's defense of such claim. For any suit covered by a party's indemnification hereunder, the indemnified party shall permit the indemnifying party to have control of the conduct of the defense of such suit, including, without limitation, selection of counsel.

ARTICLE 7 - FDA APPROVAL

7.1   PROCEDURES FOR FILING AND ANDA


      PAR shall diligently undertake to prepare, compile and submit an ANDA for the Product in the Territory and following such submission, PAR shall diligently prosecute the ANDA with the FDA with a view to obtaining timely approval for the Product.

      7.1.1. REPORTS AND MONITORING

            PAR shall provide NORTEC with quarterly written reports on the efforts to obtain marketing approval in the Territory with supporting documentation reasonably requested by NORTEC. NORTEC shall have the right to inspect the ANDA and associated correspondence at any time upon prior notice during normal business hours during the term of the Agreement.

      7.1.2. REFERENCE TO NORTEC AS MANUFACTURER

            All application for marketing approval in the Territory shall list NORTEC as manufacturer and PAR as the exclusive distributor and final packager of bulk product. NORTEC's name shall be displayed as the manufacturer to the extent that such display is legally permissible on the labeling and packaging for Product.

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

ARTICLE 8 - MARKETING

8.1   MARKETING EFFORTS

      PAR will use reasonable commercial efforts to market the Product in the Territory during the term of the Agreement.

8.2   FURTHER OBLIGATIONS

      PAR shall furnish and label Product in compliance with the specifications and requirements set forth in the marketing approval documents in the Territory.



8.3   ADVERSE DRUG REACTIONS

      Each party shall promptly after learning thereof notify the other in writing of any report of adverse, or possible or suspected adverse, effects of Product, and whenever either party intends to report the same to any governmental authority, such party shall, when feasible, consult with the other party with respect to such notification. Specifically, PAR shall provide NORTEC with adverse event data for filing with the FDA.

8.4   REPORTING

      The parties hereto agree to meet on a quarterly basis for the first year following the initial launch of the Product, on a semi-annual basis for the second and third year and on an annual basis for the fourth and fifth year. At such meetings which will be at location(s) specified by PAR, PAR will report on the ongoing sales performance of the Product in the Territory, including marketing approaches, promotion and advertising campaigns, sales plans and results, performance against competitors etc. Each party shall bear all of its own costs and expenses with regard to such meetings. At the request of NORTEC, PAR shall provide information at other times provided that all information disclosed at meetings or otherwise shall only be information kept by PAR in the ordinary course of business.

ARTICLE 9 - MANUFACURING AND SUPPLY

9.1.  MANUFACTURE AND SUPPLY:

      The parties shall promptly enter good faith negotiations with respect to a Supply Agreement with respect to the Product. It is envisioned that the Supply Agreement will provide, among other things, terms and conditions under which PAR shall purchase all of its requirements for Product

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

      exclusively from NORTEC (or its reasonably acceptable designee) and NORTEC (or its reasonably acceptable designee) shall sell to PAR all of PAR's requirements for Product for sale in the Territory. It is further envisioned that the Supply Agreement shall contain such other provisions with respect to forecasting, orders, quality control, adverse event reporting, warranties and indemnities as it usual and customary in commercial agreements of this type. NORTEC shall sell such Product exclusively to PAR in the Territory. Except as otherwise expressly permitted hereunder, PAR shall not manufacture Product itself or purchase Product from any other source for sale in the Territory during the term of this Agreement. On or about, but no later than; a.) the time at which PAR submits the Product for the pivotal bio equivalency studies; and b.) the time at which the Product demonstrates stability under accelerated stability conditions, NORTEC will calculate and present to PAR NORTEC's transfer price, +/- ** %, to supply the Product to PAR, based upon the process to manufacture the Product and PAR's anticipated supply requirements as defined and known at that time. The transfer price as defined at the time specified above may only be adjusted by NORTEC to reflect any subsequent changes in; a.) the process to manufacture the Product; b.) Par's supply requirements; and c.) inflation costs during the time commencing with the establishment of the transfer price and ending with the time of commercial launch of the Product. In the event that PAR and NORTEC are unable to mutually agree upon a transfer price at the time specified above, PAR may, at its sole option, elect to terminate this Agreement in accordance with the provisions defined in Article 4 herein.

ARTICLE 10 - RECORDS AND PAYMENTS

10.1  NET SALES REPORTS

      Beginning ninety (90) days after the end of the first calendar quarter in which Net Sales of the Product are first made, and ninety (90) days after the end of any subsequent calendar quarter during the term of this Agreement, PAR shall deliver or cause to be delivered to NORTEC a written report showing the sale of Product during the preceding quarterly period.


10.2  AUDIT RIGHTS

      During the term of the Agreement and for a period of six (6) months thereafter, NORTEC shall have the right at its own expense to have an independent certified public accounting firm reasonably acceptable to PAR examine the records described in Section 10.1 (excluding those records, if any, which relate to the qualitative commentary of 10.1 above) and Section 3.2, herein during reasonable business hours, not more often than once each calendar year for the present year and for the preceding three (3) years. Such examination shall be for the sole purpose of determining

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

      whether appropriate accounting and payment have been made hereunder. Such independent certified public accounting firm shall be required to treat as confidential, and not disclose to NORTEC, any information obtained, except that which would properly be contained in a sales report hereunder. Nor shall it disclose to any other party any information obtained as a result of such examination, except as may be required by binding legal process or government requirements, and then only upon reasonable prior notice and in consultation with PAR.

ARTICLE 11 - TRADE NAMES AND TRADEMARKS

11.1 PAR hereby acknowledges that it does not have, and shall not acquire, during or after the term of the Agreement any interest in any of NORTEC's trademarks or trade names appearing on the labels or packaging materials for Product.


ARTICLE 12 - GENERAL

12.1  ASSIGNMENT

      This Agreement shall not be assignable by either party, except to a wholly owned Affiliate, without the prior written consent of the other party, such consent not to be unreasonable withheld.

12.2  NON-WAIVER

      The waiver by either of the parties of any breach of any provision hereof by the other party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

12.3  GOVERNING LAW

      This Agreement shall be construed and interpreted in accordance with the laws of New York.

12.4  BINDING ARBITRATION

      Any and all claims, disputes, controversies, and other matters arising out of or relating to this Agreement, including but not limited to the formation (including any claim as to fraud in the inducement), breach, performance, interpretation, or termination thereof, shall be settled by binding arbitration in accordance with the commercial Arbitration Rules of the American Arbitration Association. Three arbitrators shall conduct the arbitration in the English language in the State of New York. The

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

      arbitrators must be knowledgeable or experienced in the pharmaceutical industry. Each party will, within 20 days of the date on which arbitration is requested, select one arbitrator and advise the opposite party of the name of that arbitrator, and those two arbitrators will select a third arbitrator. If the two arbitrators selected by the parties are unable to agree upon a third arbitrator within forty (40) days of the date on which arbitration is requested, the third arbitrator will be appointed by the American Arbitration Association. The decision of any two of the three arbitrators will be the decision of the arbitrators. The costs of arbitration, including reasonable attorney's fees, shall be borne by as assessed by the Arbitrators. Notwithstanding anything contained herein to the contrary, the terms and provisions of this Section shall not preclude any party hereto from seeking, or a court of competent jurisdiction from granting, a temporary restraining order, temporary injunction or other equitable relief for any breach of any restrictive covenant or confidentiality covenant in this Agreement. The arbitrators' decision shall be reduced to writing and shall be binding on the parties. Judgment upon the award(s) rendered by the arbitrators may be entered and execution had in any court of competent jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement. In arbitration, all privileges under state and federal law, including attorney-client and work-product privileges, shall be preserved and protected to the same extent that such privileges would be protected in a United States district court proceeding applying the internal law of the State of New York (without reference to the law of conflicts of any jurisdiction). Failure of either party to abide by the arbitrators' decision shall permit the other party to terminate this Agreement in whole or in part.

12.4  INVENTIONS

      During the course of the Agreement, it is contemplated that NORTEC and PAR employees will cooperate in the development of the Product and it is recognized that inventions and know-how may be developed which may be applicable in the manufacture of the Product other products which are not covered by this Agreement. For these reasons, PAR agrees that all inventions, whether patentable or unpatentable, except for inventions which relate solely to analytical procedures or to testing procedures that are directly related to the Product, and which are made by PAR employees jointly with NORTEC employees or solely by PAR employees or solely by NORTEC employees, will be assigned to NORTEC. In the event that PAR obtains any patent on an analytical or testing procedure, PAR agrees to give NORTEC a royalty free license insofar as NORTEC uses such patented subject matter in the manufacture of ***********.

12.5  PARTIAL INVALIDITY

      If and to the extent that any court or tribunal of competent jurisdiction holds any of the terms, provisions or conditions or part thereof of this Agreement, or the application thereof to any circumstances, to be invalid

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

      or unenforceable in a final nonappealable order, the parties shall use their best efforts to reform the portions of the Agreement declared invalid as to fully realize the intent of the parties as practical, and the remainder of this agreement and the application of such invalid term, provision or condition or part thereof to circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each of the remaining terms, provisions and conditions of this Agreement shall be valid and enforceable to the fullest extent of the law.

12.6  NOTICE

      Any notice to be given to a party under or in connection with this Agreement shall be in writing and shall be made by Express Mail or FEDEX to the party at the address set forth for such party:



      To NORTEC DEVELOPMENT ASSOCIATES, INC.:

      100 Spear Road
      Ramsey, NJ  07446
      Attn:             Kenneth W. Olsen, President
      Telephone:  (201) 825-6301
      Fax:        (201) 934-6967

      With copies to:
      100 Spear Road
      Ramsey, NJ  07446
      Attn:       Oliver W. Mueller, Executive Vice President
      Telephone:  (201) 825-6327
      Fax:        (201) 934-6213

      To PAR PHARMACEUTICALS, INC.:

      One Ram Ridge Road
      Spring Valley, NY 10977
      Attn:       Dennis O'Connor, CFO
      Telephone:  (845) 425-7100
      Fax:        (845) 425-7922

      Or to such other address as to which the party has given notice thereof. Such notices shall be deemed given upon receipt.

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

12.7  FORCE MAJEURE:

      No failure or omission by a party hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement, nor shall it create any liability, provide the party uses reasonable efforts to resume performance hereunder and the party is capable through the exercise of such efforts in resuming performance, if the same shall arise from any cause or causes beyond the control of the affected party, including, but not limited to, the following, which for purposes of the
      Agreement, shall be regarded as beyond the control of the party in question: act of God; acts or omissions of any government; any rules, regulation, or orders issued by any governmental authority or by any officer, department, agency or instrumentality hereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; invasion; strikes; and lockouts, but does not apply to Section 3.1.

12.8  HEADINGS

      The headings appearing herein have been inserted solely for the convenience of the parties hereto and shall not affect the construction, meaning or interpretation of the Agreement or any of its terms and conditions.

12.9  SURVIVAL

      The representations and warranties contained in the agreement as well as any other express provisions herein which are intended to survive the termination or expiration of this Agreement shall survive the termination or expiration of the Agreement.

12.10 ENTIRE AGREEMENT

      This Agreement constituted the entire understanding between the parties with respect to the subject matter contained therein and supersedes any and all prior agreements, understandings and arrangements whether oral or written between the parties relating to the subject matter hereof. No amendment, change, modification or alteration of the terms and conditions of this Agreement shall be binding upon either party unless in writing and signed by the party to be changed.

12.11 INDEPENDENT CONTRACTORS

      It is understood that both parties hereto are independent contractors and engage in the operation of their own respective business, and neither party hereto is to be considered the agent of the other party, for any purpose whatsoever. Neither party has any authority to enter into any contracts or assume any obligations for the other party or make any warranties or representations in behalf of the other party.

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

12.12 PUBLICITY

      Neither party shall publicize or disclose the existence or terms or termination of this Agreement, except as required by law, until the FDA has issued an approvable letter for the ANDA, unless first consented to in writing in advance of disclosure by an authorized representative of the other party. No consent of a party shall be required after the FDA has issued such approvable letter for the ANDA insofar as such disclosure refers to the existence, but not the terms, of this Agreement. Furthermore, neither party shall release information to the press or public pertaining to this Agreement or its performance without first agreeing on the content of such disclosure with the other party. Notwithstanding the above, both parties agree that PAR will release to the press a public statement announcing the agreement of the parties to develop an oral sustained release product under an exclusive license to utilize NORTEC's intellectual property on the effective date of this Agreement.





IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be executed by their duly authorized officers as of the date first above written.

PAR PHARMACEUTICALS                 NORTEC DEVELOPMENT ASSOCIATES
                                    .

BY    /s/ Scott Tarriff                   BY    /s/ Kenneth W. Olsen
  ----------------------------------        ----------------------------------

TITLE  President and Ceo                  TITLE  President
     -------------------------------           -------------------------

DATE   05/24/02                     DATE   05/24/02
    --------------------------          --------------------------

            CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                   WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION

                                                                       EXHIBIT A





*********** ****** ** ****** ***              ***** *** * ****
----------------------------------------------------------------------


*********** ****** ** ****** ***               ***** *** ** ****
----------------------------------------------------------------